Exhibit 99.1

Universal Travel Group Closes $20 Million Offering of Common Stock

SHENZHEN, China, June 22 /PRNewswire-Asia-FirstCall/ -- Universal Travel Group (NYSE: UTA) ("Universal Travel Group" or the "Company"), a leading travel services provider in China, today announced that on June 21, 2010 the Company closed the common stock offering announced on June 16, 2010. In this transaction, the Company issued 2,857,143 shares of its common stock at $7.00 per share for an aggregate amount of $20 million. Brean Murray, Carret & Co. acted as sole book running manager and Rodman & Renshaw, LLC acted as co-manager for the offering.

    The proceeds from this financing will be used to fund the cash portion of its four recently announced acquisitions and for working capital to expand the Company's core business segments.
The shares in this offering are being issued under a shelf registration statement declared effective by the Securities and Exchange Commission on November 5, 2009. A prospectus supplement related to the public offering will be filed with the Securities and Exchange Commission.

    Copies of the final prospectus supplement and accompanying prospectus relating to the offering may be obtained from Brean Murray, Carret & Co., LLC, Attention: Syndicate Department, 570 Lexington Avenue, New York, NY 10022, Phone (212) 702-6667, Fax (212) 702-6649, or syndicate@bmur.com. An electronic copy of such prospectus is also available on the web site of the Securities and Exchange Commission (the "SEC") at http://www.sec.gov ..

About Universal Travel Group

    Universal Travel Group is a leading travel services provider in China offering package tours, air ticketing, and hotel reservation services via the Internet and customer service representatives. The Company also operates TRIPEASY Kiosks, which are placed in shopping malls, office buildings, residential apartment buildings, and tourist sites. These kiosks are designed for travel booking with credit and bank cards, and serve as an advertising platform for Universal Travel Group. The Company's headquarters and main base of operations is in Shenzhen in the Pearl River Delta region of China. More recently, Universal Travel Group has expanded its business into Western China, opening a second home base in the Chongqing Delta region, and other attractive, under-penetrated tier-two travel markets throughout the country. For more information on the Company, please visit http://us.cnutg.com ..

    Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

    This press release contains certain statements that may include "forward-looking statements" within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are "forward-looking statements". Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the Company's ability to successfully expand its market presence and those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

    For more information, please contact:

    Company Contact:

     Mr. Jing Xie
     Secretary of Board and Vice President
     Universal Travel Group
     Phone: +86-755-8366-8489
     Email: 06@cnutg.cn
     Web:   us.cnutg.com

    Investor Relations Contact:

     CCG Investor Relations
     Mr. Athan Dounis, Account Manager
     Phone: +1-646-213-1916
     Email: athan.dounis@ccgir.com

     Mr. Crocker Coulson, President
     Phone:   +1-646-213-1915
     Email:   crocker.coulson@ccgir.com
     Website: http://www.ccgirasia.com